Exhibit 10.6

             MATERIAL TERMS AND CONDITIONS OF LOANS BY RICK KLEIN TO
                              YOUNG AVIATION, LLC

Introduction:

     Prior to the acquisition by Datamill Media Corp. of Young Aviation, LLC, Rick Klein loaned various funds to Young Aviation, LLC.

Loan:             Date:                   Loan Amount:

                  April 30, 2007          $ 6,000.00


Interest Rate:                            5%

Repayment Terms:                          Payable on demand

Collateral:                               None